                                                                          GLIMCHER REALTY TRUST

                                                          SCHEDULE III--REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                                         AS OF DECEMBER 31, 1996
                                                                          (DOLLARS IN THOUSANDS)

                                                                                     COSTS CAPITALIZED
                                                                                        SUBSEQUENT        GROSS AMOUNTS AT WHICH
                                                                   INITIAL COST        TO ACQUISITION    CARRIED AT CLOSE OF PERIOD
                                                              ---------------------  -----------------   --------------------------
                                                                               BUILDINGS                       BUILDINGS
                                                                                  AND                             AND
DESCRIPTION AND LOCATION                                                     IMPROVEMENTS                     IMPROVEMENTS  TOTAL
   OF PROPERTY                                ENCUMBRANCES (d)     LAND          (a)      IMPROVEMENTS   LAND     (e)       (b)(c)
-----------------------------------------------------------------------------------------------------------------------------------
MALL PROPERTIES
Ashland Town Center -
  Ashland,
KY...............................                (g)             $3,866        $21,454       $5,108     $4,144   $26,562   $30,706

Grand Central Mall -
  Parkersburg, WV................               $25,000           3,960         41,136        8,085      3,960    49,221    53,181

Indian Mound Mall -
  Heath, OH......................                (f)                892         19,497        3,560        587    23,057    23,644

Morgantown Mall -
  Morgantown, WV.................                (i)              1,273         40,484        2,289      1,249    42,773    44,022

New Towne Mall -
  New Philadelphia, OH...........                (f)              1,190         23,475        7,529      1,248    31,004    32,252

River Valley Mall -
  Lancaster, OH..................                (g)                875         26,910       11,397      1,002    38,307    39,309

Southside Mall - Oneonta, NY.....                (g)              1,194         10,643          107      1,194    10,750    11,944

The Mall at Fairfield Commons -
  Beavercreek, OH................                (f)              5,438        102,914        4,521      5,438   107,435   112,873

COMMUNITY SHOPPING CENTERS AND SINGLE TENANT RETAIL PROPERTIES

Applewood Village - Fremont, OH                   3,797             410          3,676                     410     3,676     4,086

Arnold Plaza -  Arnold, MO.......                (g)                527          4,965           43        527     5,008     5,535

Artesian Square - Martinsville, IN                5,340             760          6,791                     760     6,791     7,551

Ashland Plaza - Ashland, KY......                (g)                312          1,633          457        312     2,090     2,402

Audubon Village -
   Henderson, KY.................                4,350              606          5,453                     606     5,453     6,059

Aviation Plaza - Oshkosh, WI.......              6,723              914          8,227                     914     8,227     9,141


                                                                DATE
                                                             CONSTRUCTION
DESCRIPTION AND LOCATION                   ACCUMULATED           WAS                DATE
   OF PROPERTY                            DEPRECIATION        COMPLETED            ACQUIRED
-------------------------------------------------------------------------------------------
MALL PROPERTIES
Ashland Town Center -
  Ashland,
KY...............................             $5,613            1989

Grand Central Mall -
  Parkersburg, WV................              4,521                             1993

Indian Mound Mall -
  Heath, OH......................              7,703            1986

Morgantown Mall -
  Morgantown, WV.................              8,912            1990

New Towne Mall -
  New Philadelphia, OH...........              8,214            1988

River Valley Mall -
  Lancaster, OH..................              9,882            1987

Southside Mall - Oneonta, NY.....                793                             1994

The Mall at Fairfield Commons -
  Beavercreek, OH................             10,738            1993

COMMUNITY SHOPPING CENTERS AND SINGLE TENANT RETAIL PROPERTIES

Applewood Village - Fremont, OH                   15                             1996

Arnold Plaza -  Arnold, MO.......                352                             1994

Artesian Square - Martinsville, IN                28                             1996

Ashland Plaza - Ashland, KY......                928            1968

Audubon Village -
   Henderson, KY.................                 23                             1996

Aviation Plaza - Oshkosh, WI.......               34                             1996




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





                                                                          GLIMCHER REALTY TRUST

                                                          SCHEDULE III--REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                                         AS OF DECEMBER 31, 1996
                                                                          (DOLLARS IN THOUSANDS)

                                                                                     COSTS CAPITALIZED
                                                                                        SUBSEQUENT        GROSS AMOUNTS AT WHICH
                                                                   INITIAL COST        TO ACQUISITION   CARRIED AT CLOSE OF PERIOD
                                                              ---------------------  -----------------  ---------------------------
                                                                               BUILDINGS                       BUILDINGS
                                                                                  AND                             AND
DESCRIPTION AND LOCATION                                                     IMPROVEMENTS                     IMPROVEMENTS  TOTAL
   OF PROPERTY                                ENCUMBRANCES (d)     LAND          (a)      IMPROVEMENTS   LAND     (e)       (b)(c)
-----------------------------------------------------------------------------------------------------------------------------------

Ayden Plaza - Ayden, NC...........                (g)             $ 138        $ 1,243                  $  138   $ 1,243   $ 1,381

Barren River Plaza - Glasgow, KY                 $8,101           1,215         10,932                   1,215    10,932    12,147

Bollweevil Shopping Center -
  Enterprise, AL..................                (g)               215          1,916          $ 3        215     1,919     2,134

Buckhannon - Tennerton, WV........                (g)               269          2,464                     269     2,464     2,733

Cambridge Plaza -
  Cambridge, OH...................                (g)               195            691          344        195     1,035     1,230

Canal Place Plaza -
  Rome, NY........................                (h)               420          6,264          119        420     6,383     6,803

Chatham - Chatham, NY.............                                  227          2,042                     227     2,042     2,269

Chillicothe Plaza -
  Chillicothe,OH..................                (g)                78            410          161         78       571       649

Clarksville Plaza -
  Clarksville, IN.................                (f)               127            621          466        127     1,087     1,214

College Plaza - Bluefield, VA                     (j)             1,072          9,650                   1,072     9,650    10,722

Corry Plaza - Corry, PA...........                (g)               265          2,472           81        265     2,553     2,818

Cross Creek Plaza -
   Beaufort, SC...................                (j)             1,317         11,854                   1,317    11,854    13,171

Crossing Meadows -
   Onalaska, WI...................                9,375           1,334         12,006                   1,334    12,006    13,340

Crossroads Center -
  Knoxville, TN...................                6,590             883          7,944                     883     7,944     8,827






                                                                DATE
                                                             CONSTRUCTION
DESCRIPTION AND LOCATION                   ACCUMULATED           WAS                DATE
   OF PROPERTY                            DEPRECIATION        COMPLETED            ACQUIRED
-------------------------------------------------------------------------------------------

Ayden Plaza - Ayden, NC...........               $91                                1994

Barren River Plaza - Glasgow, KY                  46                                1996

Bollweevil Shopping Center -
  Enterprise, AL..................               140                                1994

Buckhannon - Tennerton, WV........               178                                1994

Cambridge Plaza -
  Cambridge, OH...................               610            1965

Canal Place Plaza -
  Rome, NY........................               404            1994

Chatham - Chatham, NY.............               128                                1994

Chillicothe Plaza -
  Chillicothe,OH..................               177            1964

Clarksville Plaza -
  Clarksville, IN.................               246            1968

College Plaza - Bluefield, VA                     40                                1996

Corry Plaza - Corry, PA...........               185                                1994

Cross Creek Plaza -
   Beaufort, SC...................                49                                1996

Crossing Meadows -
   Onalaska, WI...................                50                                1996

Crossroads Center -
  Knoxville, TN...................                33                                1996




                                                                          GLIMCHER REALTY TRUST

                                                          SCHEDULE III--REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                                         AS OF DECEMBER 31, 1996
                                                                          (DOLLARS IN THOUSANDS)

X                                                                                     COSTS CAPITALIZED
                                                                                        SUBSEQUENT        GROSS AMOUNTS AT WHICH
                                                                   INITIAL COST        TO ACQUISITION    CARRIED AT CLOSE OF PERIOD
                                                              ---------------------  -----------------   --------------------------
                                                                               BUILDINGS                       BUILDINGS
                                                                                  AND                             AND
DESCRIPTION AND LOCATION                                                     IMPROVEMENTS                     IMPROVEMENTS  TOTAL
   OF PROPERTY                                ENCUMBRANCES (d)     LAND          (a)      IMPROVEMENTS   LAND     (e)       (b)(c)
-----------------------------------------------------------------------------------------------------------------------------------

Cumberland Crossing -
   Jacksboro, TN.................                $5,137            $729         $6,562                   $729    $6,562    $ 7,291

Cypress Bay Village
   Morehead City, NC.............                  (j)            1,121         10,089                  1,121    10,089     11,210

Dallas Plaza -
 Balch Springs, TX...............                  (g)              262          2,326                    262     2,326      2,588

Daytona Plaza -
  Daytona Beach, FL..............                  (g)              420          3,807          $45       420     3,852      4,272

Delaware Community Plaza -
   Delaware, OH..................                 8,380           1,250         11,118                  1,250    11,118     12,368

East Point Plaza -
   Columbia, SC..................                11,111           1,255         11,294                  1,255    11,294     12,549

East Pointe Plaza -
  Marysville, OH.................                  (f)              453          4,112        3,401       427     7,513      7,940

Franklin Square -
   Spartanburg, SC..............                   (j)              977          8,789                    977     8,789      9,766

Georgesville Square Phase I -
  Columbus, OH..................                 13,515                                       7,806     1,623     7,806      9,429



                                                               DATE
                                                            CONSTRUCTION
DESCRIPTION AND LOCATION                   ACCUMULATED           WAS                DATE
   OF PROPERTY                            DEPRECIATION        COMPLETED            ACQUIRED
------------------------------------------------------------------------------------------

Cumberland Crossing -
   Jacksboro, TN.................               $27                                1996

Cypress Bay Village
   Morehead City, NC.............                42                                1996

Dallas Plaza -
 Balch Springs, TX...............               169                                1994

Daytona Plaza -
  Daytona Beach, FL..............               285                                1994

Delaware Community Plaza -
   Delaware, OH..................               258                                1996

East Point Plaza -
   Columbia, SC..................                47                                1996

East Pointe Plaza -
  Marysville, OH.................               808                                1992

Franklin Square -
   Spartanburg, SC..............                 37                                1996

Georgesville Square Phase I -
  Columbus, OH..................                 16          1996




                                                                          GLIMCHER REALTY TRUST

                                                          SCHEDULE III--REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                                         AS OF DECEMBER 31, 1996
                                                                          (DOLLARS IN THOUSANDS)

                                                                                     COSTS CAPITALIZED
                                                                                        SUBSEQUENT         GROSS AMOUNTS AT WHICH
                                                                   INITIAL COST        TO ACQUISITION    CARRIED AT CLOSE OF PERIOD
                                                              ---------------------  -----------------   --------------------------
                                                                               BUILDINGS                        BUIDINGS
                                                                                  AND                             AND
DESCRIPTION AND LOCATION                                                     IMPROVEMENTS                     IMPROVEMENTS  TOTAL
   OF PROPERTY                                ENCUMBRANCES (d)     LAND          (a)      IMPROVEMENTS   LAND     (e)       (b)(c)
------------------------------------------------------------------------------------------------------------------------------------

Grand Union Plaza -
  South Glens Falls, NY..........                                  $507        $4,566                    $507   $ 4,566   $ 5,073

Gratiot Center - Saginaw, MI.....                   (h)           1,196         10,778          $12      1,196    10,790   11,986

Hills Plaza East - Erie, PA......                   (g)             241          2,240            9        241     2,249    2,490

Hocking Valley Mall -
  Lancaster, OH..................                   (g)             606          5,550           73        606     5,623    6,229

Horizon Park - Longmont, CO......                   (g)             219          1,908                     219     1,908    2,127

Hunter's Ridge Shopping
  Center - Gahanna,OH............                   (h)             850          7,713           11        850     7,724    8,574

Huntington Plaza -
  Huntington, WV.................                                   175            525           29        175       554      729

Indian Mound Plaza -
  Heath, OH......................                                    22            384           39         22       423      445

Kmart - Alliance, NE.............                   (g)             175          1,567            6        175     1,573    1,748

Kmart - Bloomington IN...........                   (g)             298          2,689                     298     2,689    2,987

Kmart - Clifton Heights, PA......                   (g)             277          2,491                     277     2,491    2,768

Kmart - Fairhaven, MA............                   (g)             221          1,995                     221     1,995    2,216

Kmart - Feasterville, PA.........                   (g)             244          2,204                     244     2,204    2,448

Kmart - Langhorne, PA............                   (g)             314          2,936                     314     2,936    3,250

Kmart - Leechburg, PA............                   (g)             261          2,338           12        261     2,350    2,611

Kmart - Norfolk, VA..............                   (g)             188          1,662                     188     1,662    1,850


                                                               DATE
                                                            CONSTRUCTION
DESCRIPTION AND LOCATION                  ACCUMULATED           WAS                DATE
   OF PROPERTY                           DEPRECIATION        COMPLETED            ACQUIRED
------------------------------------------------------------------------------------------

Grand Union Plaza -
  South Glens Falls, NY..........              $295                                1994

Gratiot Center - Saginaw, MI.....               696                                1994

Hills Plaza East - Erie, PA......               160                                1994

Hocking Valley Mall -
  Lancaster, OH..................               405                                1994

Horizon Park - Longmont, CO......               134                                1994

Hunter's Ridge Shopping
  Center - Gahanna, OH...........               441                                1994

Huntington Plaza -
  Huntington, WV.................               172            1966

Indian Mound Plaza -
  Heath, OH......................                86                                1988

Kmart - Alliance, NE.............               114                                1994

Kmart - Bloomington IN...........               193                                1994

Kmart - Clifton Heights, PA......               181                                1994

Kmart - Fairhaven, MA............               144                                1994

Kmart - Feasterville, PA.........               160                                1994

Kmart - Langhorne, PA............               211                                1994

Kmart - Leechburg, PA............               170                                1994

Kmart - Norfolk, VA..............               121                                1994



                                                                          GLIMCHER REALTY TRUST

                                                          SCHEDULE III--REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                                         AS OF DECEMBER 31, 1996
                                                                          (DOLLARS IN THOUSANDS)

                                                                                     COSTS CAPITALIZED
                                                                                        SUBSEQUENT         GROSS AMOUNTS AT WHICH
                                                                   INITIAL COST        TO ACQUISITION    CARRIED AT CLOSE OF PERIOD
                                                              ---------------------  -----------------   --------------------------
                                                                               BUILDINGS                       BUILDINGS
                                                                                  AND                             AND
DESCRIPTION AND LOCATION                                                     IMPROVEMENTS                     IMPROVEMENTS  TOTAL
   OF PROPERTY                                ENCUMBRANCES (d)     LAND          (a)      IMPROVEMENTS   LAND     (e)       (b)(c)
-----------------------------------------------------------------------------------------------------------------------------------

Kmart - Seekonk, MA...........                    (g)              $244         $2,182                    $244    $2,182    $2,426

Kmart Shopping Center -
   Puyallup, WA...............                    (g)               426          3,870                     426     3,870     4,296

Kmart - Yakima, WA............                    (g)               256          2,305                     256     2,305     2,561

Knox Village Square -
   Mount Vernon, OH...........                    (g)               865          8,479          $89        865     8,568     9,433

Lexington Parkway Plaza -
  Lexington, NC...............                   $7,538           1,003          9,029                   1,003     9,029    10,032

Liberty Plaza - Morristown,TN.                    (g)               369          3,312                     369     3,312     3,681

Linden Corners - Buffalo, NY..                    (g)               414          3,726                     414     3,726     4,140

Logan Place - Russellville, KY                    2,415             367          3,307                     367     3,307     3,674

Lowe's - Altoona, PA..........                    (h)             1,452          4,877            1      1,452     4,878     6,330

Lowe's -  Columbus, OH........                    (h)             1,330          4,569                   1,330     4,569     5,899

Lowe's -  Marion, OH..........                    (g)               626          2,454                     626     2,454     3,080

Lowe's - Wooster, OH..........                    (g)               500          2,515            4        520     2,519     3,039

Loyal Plaza - Loyalsock, PA...                    (g)             1,718         15,513            6      1,718    15,519    17,237

Marion  Towne Center -
   Marion, SC.................                    5,740            754           6,787                     754     6,787     7,541

Middletown Plaza -
  Middletown, OH..............                                     127           1,159           34        127     1,193     1,320

Mill Run - Columbus, OH.......                    (h)            2,711           6,935           74      2,711     7,009     9,720

                                                              DATE
                                                           CONSTRUCTION
DESCRIPTION AND LOCATION                     ACCUMULATED       WAS             DATE
   OF PROPERTY                               DEPRECIATION   COMPLETED         ACQUIRED
---------------------------------------------------------------------------------------

Kmart - Seekonk, MA...........                    $159                          1994

Kmart Shopping Center -
   Puyallup, WA...............                     281                          1994

Kmart - Yakima, WA............                     168                          1994

Knox Village Square -
   Mount Vernon, OH...........                     884         1992

Lexington Parkway Plaza -
  Lexington, NC...............                      38                           1996

Liberty Plaza - Morristown,TN.                     241                           1994

Linden Corners - Buffalo, NY..                     271                           1994

Logan Place - Russellville, KY                      14                           1996

Lowe's - Altoona, PA..........                     253         1994

Lowe's -  Columbus, OH........                     229         1994

Lowe's -  Marion, OH..........                     213         1993

Lowe's - Wooster, OH..........                     218         1993

Loyal Plaza - Loyalsock, PA...                   1,150                           1994

Marion  Towne Center -
   Marion, SC.................                      28                           1996

Middletown Plaza -
  Middletown, OH..............                     129                           1972

Mill Run - Columbus, OH.......                     330        1995

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



                                                                          GLIMCHER REALTY TRUST

                                                          SCHEDULE III--REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                                         AS OF DECEMBER 31, 1996
                                                                          (DOLLARS IN THOUSANDS)

                                                                                     COSTS CAPITALIZED
                                                                                        SUBSEQUENT         GROSS AMOUNTS AT WHICH
                                                                   INITIAL COST        TO ACQUISITION    CARRIED AT CLOSE OF PERIOD
                                                              ---------------------  -----------------   --------------------------
                                                                               BUILDINGS                       BUILDINGS
                                                                                  AND                             AND
DESCRIPTION AND LOCATION                                                     IMPROVEMENTS                     IMPROVEMENTS  TOTAL
   OF PROPERTY                                ENCUMBRANCES (d)     LAND          (a)      IMPROVEMENTS   LAND     (e)       (b)(c)
-----------------------------------------------------------------------------------------------------------------------------------

Monroe Shopping Center -
  Madisonville, TN.....................            (g)            $375          $3,522                    $375    $3,522    $3,897

Morgantown Commons -
  Morgantown, WV.......................            (i)             175           7,549         $120        358     7,669     8,027

Morgantown Commons
  Expansion - Morgantown, WV ..........          $9,455                                      10,698               10,698    10,698

Morgantown Plaza -
  Star City, WV........................            (f)             305           1,137          673        305     1,810     2,115

Morningside Plaza -
  Dade City, FL........................            (g)             487           4,300           63        487     4,363     4,850

Mount Vernon Plaza -
  Mount Vernon, OH.....................                             58             431          340         58       771       829

New Boston Mall -
  Portsmouth, OH.......................            (g)             537           4,906            6        537     4,912     5,449

Newberry Square Shopping
  Center - Newberry, SC................            (h)             594           5,355            1        594     5,356     5,950

Newport Plaza II -
  Newport, KY..........................            (g)             462           4,176                     462     4,176     4,638

North Horner - Sanford, NC.............            (g)             206           1,875                     206     1,875     2,081

Northtowne Square -
  Chattanooga,TN.......................            (g)             390           3,516           16        390     3,532     3,922

Ohio River Plaza -
  Gallipolis, OH.......................            (f)             502           6,373           29        461     6,402     6,863


                                                             DATE
                                                          CONSTRUCTION
DESCRIPTION AND LOCATION                    ACCUMULATED       WAS             DATE
   OF PROPERTY                              DEPRECIATION   COMPLETED         ACQUIRED
--------------------------------------------------------------------------------------

Monroe Shopping Center -
  Madisonville, TN.....................         $252                            1994

Morgantown Commons -
  Morgantown, WV.......................        1,335         1991

Morgantown Commons
  Expansion - Morgantown, WV ..........                      1996

Morgantown Plaza -
  Star City, WV........................           688        1967

Morningside Plaza -
  Dade City, FL........................           321                           1994

Mount Vernon Plaza -
  Mount Vernon, OH.....................           526        1963

New Boston Mall -
  Portsmouth, OH.......................           368                           1994

Newberry Square Shopping
  Center - Newberry, SC................           303                           1994

Newport Plaza II -
  Newport, KY..........................           304                           1994

North Horner - Sanford, NC.............           136                           1994

Northtowne Square -
  Chattanooga,TN.......................           257                           1994

Ohio River Plaza -
  Gallipolis, OH.......................         1,145        1989



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




                                                                          GLIMCHER REALTY TRUST

                                                          SCHEDULE III--REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                                         AS OF DECEMBER 31, 1996
                                                                          (DOLLARS IN THOUSANDS)

                                                                                     COSTS CAPITALIZED
                                                                                        SUBSEQUENT         GROSS AMOUNTS AT WHICH
                                                                   INITIAL COST        TO ACQUISITION    CARRIED AT CLOSE OF PERIOD
                                                              ---------------------  -----------------   --------------------------
                                                                               BUILDINGS                       BUILDINGS
                                                                                  AND                             AND
DESCRIPTION AND LOCATION                                                     IMPROVEMENTS                     IMPROVEMENTS  TOTAL
   OF PROPERTY                                ENCUMBRANCES (d)     LAND          (a)      IMPROVEMENTS   LAND     (e)       (b)(c)
-----------------------------------------------------------------------------------------------------------------------------------

Pea Ridge - Huntington, WV.............           (g)             $687          $6,160          $49       $687    $6,209    $6,896

Perdido Point Plaza -
   Pensacola, FL.......................           (g)              329           2,957                     329     2,957     3,286

Piedmont Plaza -
   Greenwood, SC                                $10,125          1,070           9,632                   1,070     9,632    10,702

Plaza Vista Mall -
  Sierra Vista, AZ.....................           (f)            1,531           6,436        3,734      1,396    10,170    11,566

Prestonsburg Village Center -
  Prestonsburg, KY.....................           (h)              663           6,002                     663     6,002     6,665

Rend Lake Shopping Center  -
  Benton, IL...........................           (g)              462           4,175                     462     4,175     4,637

Rhea County Shopping Center  -
  Dayton, TN...........................           (g)              395           3,524                     395     3,524     3,919

River Edge Plaza -
  Sevierville, TN......................           (g)              553           5,054                     553     5,054     5,607

River Valley Plaza -
  Lancaster, OH........................           (g)              320           5,035          180        304     5,215     5,519

Roane County Plaza -
   Rockwood, TN........................          5,123             630           5,669                     630     5,669     6,299

Scott Town Plaza -
  Bloomsburg, PA.......................           (g)              188           1,730            1       188      1,731     1,919


                                                          DATE
                                                       CONSTRUCTION
DESCRIPTION AND LOCATION                 ACCUMULATED       WAS             DATE
   OF PROPERTY                           DEPRECIATION   COMPLETED         ACQUIRED
-----------------------------------------------------------------------------------


Pea Ridge - Huntington, WV.............        $450                          1994

Perdido Point Plaza -
   Pensacola, FL.......................         216                          1994

Piedmont Plaza -
   Greenwood, SC                                 40                          1996

Plaza Vista Mall -
  Sierra Vista, AZ.....................       1,586       1988

Prestonsburg Village Center -
  Prestonsburg, KY.....................         337                          1994

Rend Lake Shopping Center  -
  Benton, IL...........................         309                          1994

Rhea County Shopping Center  -
  Dayton, TN...........................         256                          1994

River Edge Plaza -
  Sevierville, TN......................         365                          1994

River Valley Plaza -
  Lancaster, OH........................         975       1988

Roane County Plaza -
   Rockwood, TN........................          24                          1996

Scott Town Plaza -
  Bloomsburg, PA.......................         134                          1994




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



                                                                          GLIMCHER REALTY TRUST

                                                          SCHEDULE III--REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                                         AS OF DECEMBER 31, 1996
                                                                          (DOLLARS IN THOUSANDS)

                                                                                     COSTS CAPITALIZED
                                                                                        SUBSEQUENT         GROSS AMOUNTS AT WHICH
                                                                   INITIAL COST        TO ACQUISITION    CARRIED AT CLOSE OF PERIOD
                                                              ---------------------  -----------------   --------------------------
                                                                              BUILDINGS                        BUILDINGS
                                                                                  AND                             AND
DESCRIPTION AND LOCATION                                                     IMPROVEMENTS                     IMPROVEMENTS  TOTAL
   OF PROPERTY                                ENCUMBRANCES (d)     LAND          (a)      IMPROVEMENTS   LAND     (e)       (b)(c)
-----------------------------------------------------------------------------------------------------------------------------------

Shady Springs Plaza -
  Beaver, WV...........................           (g)             $455          $4,094          $84       $455    $4,178     $4,633

Sidney Shopping Center -
  Sidney, NY...........................                            518           4,656                     518     4,656      5,174

Southside Plaza - Sanford, NC..........         $6,547             960           8,644                     960     8,644      9,604

Springfield Commons West -
  Springfield, OH......................           (h)              859           8,707                     859     8,707      9,566

Steamboat Bend -
  Hannibal, MO.........................           (f)              100           1,649          402        100     2,051      2,151

Stewart Plaza -
 Mansfield, OH.........................                            563           1,867          140        264     2,007      2,271

Sunbury Plaza - Sunbury, PA............           (g)              448           4,074                     448     4,074      4,522

Sycamore Square -
   Ashland City, TN....................           (j)              334           3,010                     334     3,010      3,344

Target Plaza - Heath, OH...............                            171              17                     171        17        188

Torresdale Plaza -
  Philadelphia, PA.....................           (g)              476           4,282                     476     4,282      4,758

Twin County Plaza -
  Galax, VA............................                            575           5,199            6        575     5,205      5,780

Village Plaza - Augusta, GA............         18,887           2,194          19,747                   2,194    19,747     21,941

Village Plaza - Manhattan, KS..........                            100           1,481          269        100     1,750      1,850

Village Square - Kutztown, PA..........           (g)              225           2,013           36        225     2,049      2,274

Vincennes  - Vincinnes,  IN............           (g)              208           1,875                     208     1,875      2,083


                                                             DATE
                                                          CONSTRUCTION
DESCRIPTION AND LOCATION                    ACCUMULATED       WAS             DATE
   OF PROPERTY                              DEPRECIATION   COMPLETED         ACQUIRED
--------------------------------------------------------------------------------------

Shady Springs Plaza -
  Beaver, WV...........................           $298                           1994

Sidney Shopping Center -
  Sidney, NY...........................            291                           1994

Southside Plaza - Sanford, NC..........             36                           1996

Springfield Commons West -
  Springfield, OH......................            398       1995

Steamboat Bend -
  Hannibal, MO.........................            359                           1988

Stewart Plaza -
 Mansfield, OH.........................            834       1979

Sunbury Plaza - Sunbury, PA............            297                           1994

Sycamore Square -
   Ashland City, TN....................             12                           1996

Target Plaza - Heath, OH...............              1       1995

Torresdale Plaza -
  Philadelphia, PA.....................            312                           1994

Twin County Plaza -
  Galax, VA............................            174                           1995

Village Plaza - Augusta, GA............             82                           1996

Village Plaza - Manhattan, KS..........            360                           1988

Village Square - Kutztown, PA..........            147                           1994

Vincennes  - Vincinnes,  IN............            137                           1994



                                                                          GLIMCHER REALTY TRUST

                                                          SCHEDULE III--REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                                         AS OF DECEMBER 31, 1996
                                                                          (DOLLARS IN THOUSANDS)

                                                                                     COSTS CAPITALIZED
                                                                                        SUBSEQUENT         GROSS AMOUNTS AT WHICH
                                                                   INITIAL COST        TO ACQUISITION    CARRIED AT CLOSE OF PERIOD
                                                              ---------------------  -----------------   --------------------------
                                                                              BUILDINGS                        BUILDINGS
                                                                                  AND                             AND
DESCRIPTION AND LOCATION                                                     IMPROVEMENTS                     IMPROVEMENTS  TOTAL
   OF PROPERTY                                ENCUMBRANCES (d)     LAND          (a)      IMPROVEMENTS   LAND     (e)       (b)(c)
-----------------------------------------------------------------------------------------------------------------------------------

Walgreens - Louisville, KY.............           (g)             $128          $1,141          $27        $128    $1,168    $1,296

Walgreens - New Albany, IN.............           (g)              123           1,093           28         123     1,121     1,244

Wal-Mart Plaza -
  Springfield, OH......................           (h)              875           7,952                      875     7,952     8,827

Walnut Cove  -
  Walnut Cove, NC......................           (g)              209           1,855                      209     1,855     2,064

Walterboro Plaza -
   Walterboro, SC......................           (j)              629           5,660                      629     5,660     6,289

Westpark Plaza -
  Carbondale, IL.......................           (g)              432           3,881                      432     3,881     4,313

PARTNERSHIPS

Glimcher Properties Limited
  Partnership .........................                                          1,780        1,057                 2,837     2,837
                                                                ------         -------       ------      ------   -------   -------
                                                                76,896         772,616       73,884      78,339   846,500   924,839
                                                                ------         -------       ------      ------   -------   -------
DEVELOPMENTS IN PROGRESS

Georgesville Square
Phase II -
  Columbus, OH.........................        $13,515                                        5,279       4,628     5,279     9,907

Meadowview Square -
  Kent, OH.............................          7,108                                        8,185       2,114     8,185    10,299

Other Developments.....................                                                       3,983         110     3,983     4,093
                                                                ------         -------      -------      ------  --------  --------
                                                                                             17,447       6,852    17,447    24,299
                                                                                            -------      ------  --------  --------
TOTAL..................................                        $76,896        $772,616      $91,331      85,191  $863,947  $949,138
                                                               =======        ========      =======      ======  ========  ========

                                                            DATE
                                                         CONSTRUCTION
DESCRIPTION AND LOCATION                   ACCUMULATED       WAS          DATE
   OF PROPERTY                            DEPRECIATION    COMPLETED     ACQUIRED
--------------------------------------------------------------------------------

Walgreens - Louisville, KY.............          $83                        1994

Walgreens - New Albany, IN.............           80                        1994

Wal-Mart Plaza -
  Springfield, OH......................          234        1995

Walnut Cove  -
  Walnut Cove, NC......................          135                        1994

Walterboro Plaza -
   Walterboro, SC......................           24                        1996

Westpark Plaza -
  Carbondale, IL.......................          283                        1994

PARTNERSHIPS

Glimcher Properties Limited
  Partnership .........................        1,406
                                             -------
                                              86,421
                                             -------
DEVELOPMENTS IN PROGRESS

Georgesville Square
Phase II -
  Columbus, OH.........................

Meadowview Square -
  Kent, OH.............................

Other Developments.....................
                                             -------

                                             -------
TOTAL..................................      $86,421
                                             =======


                             GLIMCHER REALTY TRUST

                             NOTES TO SCHEDULE III
                             (DOLLARS IN THOUSANDS)

         (a) Initial cost for constructed and acquired property is cost at end of first complete calendar year subsequent to opening or acquisition. For centers that opened during 1996 and have not yet completed their first calendar year subsequent to opening, the initial cost is cost incurred through December 31, 1996.

         (b) The aggregate gross cost of land and buildings, improvements and equipment for federal income tax purposes is approximately $939,244.

         (c)                RECONCILIATION OF REAL ESTATE

                                                  YEAR ENDED DECEMBER 31,
                                            ------------------------------------
                                            1996            1995            1994
                                            ----            ----            ----
Balance at beginning of year ........     $ 696,898      $ 644,379     $ 351,205
  Additions:
      Improvements ..................        41,841         46,765        99,697
      Acquisitions ..................       214,220          5,754       193,477
Deductions ..........................        (3,821)
                                          ---------      ---------     ---------
Balance at close of year ............     $ 949,138      $ 696,898     $ 644,379
                                          =========      =========     =========

                   RECONCILIATION OF ACCUMULATED DEPRECIATION

                                            YEAR ENDED DECEMBER 31,
                                         ----------------------------
                                         1996        1995        1994
                                         ----        ----        ----
Balance at beginning of year ........  $ 66,699    $ 48,966   $ 33,496
  Depreciation expense ..............    20,124      17,733     15,470
  Deductions ........................      (402)
                                       --------    --------   --------
Balance at close of year ............  $ 86,421    $ 66,699   $ 48,966
                                       ========    ========   ========

     (d) See description of debt in notes 3 and 4 of Notes to Consolidated Financial Statements.

     (e)  Depreciation is computed based upon the following estimated lives:
               Buildings and improvement ....................  40 years
               Equipment and fixtures .......................5-10 years

     (f) Properties are unencumbered but constitute a negative pledge pool for the Credit Facility with a consortium of banks of up to $175,000.

     (g)  Properties cross-collateralize the following loans:
               Glimcher Holdings Limited Partnership  Loan A .........$40,000
               Glimcher Holdings Limited Partnership  Loan B .........$40,000
               Glimcher Centers Limited Partnership ..................$76,000

     (h)  Properties cross-collateralize the following loan:

               Glimcher Properties Limited Partnership .............. $50,000

     (i)  Properties cross-collateralize the following loan:

               Morgantown Mall Associates Limited Partnership ........$50,200

     (j)  Properties cross-collateralize a bridge facility for $34,372.

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